GENERAL	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
NOTE 1:-	GENERAL

a.
Alcobra Ltd. was incorporated in Israel and commenced its operation on February 7, 2008. During July 2013, a wholly-owned subsidiary was established in the state of Delaware named Alcobra Inc. (the "Subsidiary").

b.
Alcobra Ltd. and its Subsidiary (collectively the “Company”) are an emerging biopharmaceutical company primarily focused on the development and commercialization of a proprietary drug candidate, to treat Attention Deficit Hyperactivity Disorder, ("ADHD"), and other cognitive dysfunctions including Fragile X. The Company's objective is to conduct additional clinical trials for its drug called MDX (the "Drug") and, if those trials are successful, seek marketing approval from the U.S. Food and Drug Administration (the "FDA") and other worldwide regulatory bodies.

c.
The Company has not generated revenue from the sale of any product, and does not expect to generate significant revenue unless and until the Company obtains marketing approval and commercializes the Drug. During the year ended December 31, 2015, the Company has incurred losses of $ 19,449 and had a negative cash flow from operating activities of $ 18,148. The accumulated deficit as of December 31, 2015 is $ 71,017.

d.
During January and November 2015, the Company completed public offerings and issued 7,475,000 ordinary shares and 6,379,198 ordinary shares, respectively. Net proceeds from these transactions amounted to $ 27,903 and $ 38,556, respectively.